UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________________

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 6, 2004

PENNICHUCK CORPORATION
(Exact name of registrant as specified in its charter)

NEW HAMPSHIRE	0-18552	02-0177370
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

Four Water Street, Nashua, New Hampshire 03060
(Address of principal executive offices, including Zip Code)

(603) 882-5191
(Registrant's telephone number, including area code)

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Item 5 - Other Events and Regulation FD Disclosure.

      Pennichuck Corporation announced today that three of its subsidiaries filed a motion with the New Hampshire Public Utilities Commission to dismiss the city of Nashua's petition to take the companies by eminent domain.

A copy of the Company's press release dated April 6, 2004 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7 - Financial Statements and Exhibits.

(c) The following exhibit is submitted herewith:

Exhibit 99.1	Press Release - "Pennichuck Subsidiaries Ask For Dismissal of Nashua Eminent Domain Petition" dated April 6, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pennichuck Corporation
Registrant

Dated: April 8, 2004	/s/ Charles J. Staab
Charles J. Staab, Vice President,
Treasurer and Chief Financial Officer

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LIST OF EXHIBITS

Exhibit No.	Description

99.1	Press Release - "Pennichuck Subsidiaries Ask For Dismissal of Nashua Eminent Domain Petition" dated April 6, 2004

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